UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2012

Corporate Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

FINANCIAL HIGHLIGHTS

At June 30, 2012 (unaudited):
Gross Assets:	$426.7 million
Investment in Portfolio Companies:	$405.8 million
Indebtedness (borrowings under credit facility):	$77.9 million
Net Assets:	$284.0 million
Net Asset Value Per Share:	$9.64
Growth Rate in Gross Assets since March 31, 2012 (not annualized):	73%

Common Stock Offering Summary for the Six Months Ended June 30, 2012
Gross Proceeds to Company:	$236.7 million

INVESTMENT PORTFOLIO UPDATE

As of June 30, 2012, our investment portfolio consisted of investment interests in 141 portfolio companies, for a total fair value of $405.8 million, excluding our short term investments. The primary investment concentrations include (i) senior debt and (ii) subordinated debt securities, which represented 68.7% and 31.2% of our debt portfolio at fair value excluding our short term investments, respectively. The debt investments in our portfolio were purchased at an average price of 100.1% of par value or stated value, as applicable.

As of June 30, 2012, 49.0% of our debt investments, based on fair value, featured floating interest rates, primarily based on London Interbank Offered Rate (or “LIBOR”), and 51.0% of our debt investments featured fixed interest rates. Approximately 82% of our floating rate assets had base interest rate floors with a weighted average of 1.26%.

As of June 30, 2012, our investment portfolio was diversified across 23 industries. The following table summarizes our top ten portfolio companies as a percentage of portfolio fair value.

Portfolio Company	Industry	Investments*	Interest Rate	Base Rate Floor	Maturity Date	% of Fair Value
Catalina Marketing Corp.	Media	Senior Debt	L + 550	— %	9/29/2017	1.91%
		Subordinated Debt	10.50%	N/A	10/1/2015	2.59%

						4.50%
HUB International, Ltd.	Insurance	Senior Debt	L + 450	— %	6/13/2017	1.22%
		Senior Debt	L + 475	2.00%	12/13/2017	0.08%
		Subordinated Debt	9.00%	N/A	12/15/2014	2.92%
		Subordinated Debt	10.25%	N/A	6/15/2015	0.07%

						4.30%
Data Device Corp.	Capital Goods	Senior Debt	L + 950	1.25%	7/11/2018	1.89%
		Senior Debt	L + 600	1.50%	7/11/2019	1.90%

						3.79%
Newport Television, LLC	Media	Senior Debt	L + 675	3.00%	9/14/2016	3.06%
Guitar Center, Inc.	Retailing	Senior Debt	L + 525	— %	4/9/2017	2.76%
Wastequip, LLC	Materials	Senior Debt	L + 675	1.50%	12/15/2017	2.70%
Good Sam Enterprises, LLC	Media	Senior Debt	11.50%	N/A	12/1/2016	2.53%
Kinetic Concepts, Inc.	Health Care Equipment & Services	Senior Debt	10.50%	N/A	11/1/2018	1.72%
		Senior Debt	L + 575	1.25%	5/4/2018	0.48%
		Senior Debt	L + 525	1.25%	11/4/2016	0.32%

						2.51%
Education Management, LLC	Consumer Services	Senior Debt	L + 700	1.25%	3/30/2018	1.65%
		Subordinated Debt	8.75%	N/A	6/1/2014	0.85%

						2.50%
TL Acquisitions, Inc.	Media	Senior Debt	11.50%	N/A	4/15/2020	2.07%
		Subordinated Debt	10.50%	N/A	1/15/2015	0.31%

						2.37%

*	“L” is the three month LIBOR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2012	CORPORATE CAPITAL TRUST, INC.

	By:	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer

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